Exhibit 10.29

AMENDMENT EXECUTION PAGE

Plan Name:Amphenol Corporation Employee Savings/401(k) Plan (the “Plan”)

Employer:Amphenol Corporation

[Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.]

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
Participating Employers Addendum	01/01/2025
Matching Employer Contributions Addendum	01/01/2025

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below.

Employer: Amphenol Corporation		Employer: Amphenol Corporation

By:	/s/ Lily Mao	By:

Title:	VP Human Resources	Title:

Date:	November 21, 2024	Date:

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer’s corporate policy mandates two authorized signatures.

Note: This page may be duplicated, if needed, to allow separate execution when the Employer indicated in Section 1.02(a) is changing.

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PARTICIPATING EMPLOYERS ADDENDUM

for

Plan Name: Amphenol Corporation Employee Savings/401(k) Plan

Note: All participating employers must be a business entity of a type recognized under Treasury Regulation Section 301.7701-2(a).

(a)☑    Only the following Related Employers (as defined in Subsection 2.01(uu) of the Basic Plan Document) participate in the Plan (list each participating Related Employer and its Employer Tax Identification Number):

Amphenol (Maryland), Inc., 52-1176780

Amphenol Adronics, Inc., 99-0361205

Amphenol Alden Products Company, 20-4441798

Amphenol Antenna Solutions, Inc., 36-3685650

Amphenol Cable and Interconnect Technologies, Inc., 59-3177689

Amphenol Cables on Demand Corp., 20-5939172

Amphenol Custom Cable, 59-3598895

Amphenol EEC, Inc., 32-0040123

Amphenol Interconnect Products Corporation, 06-1237121

Amphenol Nelson-Dunn Technologies Inc., 95-2013186

Amphenol Network Solutions, Inc., 91-1182148

Amphenol Optimize Manufacturing Co., 86-0503978

Amphenol PCD, Inc., 04-3752492

Amphenol Printed Circuits, 02-0502908

Amphenol T&M Antennas, 06-1574456

Amphenol Tecvox LLC, 46-4191856

Ardent Concepts, 20-0050339

Charles Industry, LLC, 36-2660367, 01/01/2023

FCI USA LLC, 27-1370902

Onanon, Inc., 77-0023432, 01/01/2023

Piezotech, LLC, 35-2091566

SV Microwave, Inc., 65-0368031

Sine Systems Corporation, 06-1274360

Times Fiber Communications, Inc., 06-0955048

Times Microwave Systems, Inc., 01-0816035

Pre-Approved Defined Contribution Plan – 06/30/2020	PS Plan
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(b)☐All Related Employer(s) as defined in Subsection 2.01(uu) of the Basic Plan Document participate in the Plan as soon as administratively feasible.

(c)☐All Related Employer(s) as defined in Subsection 2.01(uu) of the Basic Plan Document participate in the Plan at the time described in Subsection 2.01(u) of the Basic Plan Document.

(d)

Notwithstanding the previous specific inclusion of an employer as a participating employer through an election in (a), (b), or (c) above, unless specified otherwise by the Employer, a participating employer will cease participating in the Plan immediately when it is no longer a Related Employer and the term “Employer” shall not include such employer unless provided otherwise below.

(1)☑    If the common control relationship (as defined in Code Section 414(c)) of any participating employer changes in such a way that such participating employer is no longer a Related Employer, then such employer shall continue to be a participating employer and the Plan shall be a multiple employer plan as provided in Section 18.05 of the Basic Plan Document.

Pre-Approved Defined Contribution Plan – 06/30/2020	PS Plan
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MATCHING EMPLOYER CONTRIBUTIONS ADDENDUM

for

Plan Name: Amphenol Corporation Employee Savings/401(k) Plan

(a)

Non-Discretionary Matching Employer Contributions - As indicated within the following for each group of “eligible” Participants, the Employer shall make a Matching Employer Contribution on behalf of each “eligible” Participant in an amount equal to the percentage, of the eligible contributions made by the “eligible” Participant during the Contribution Period:

(1)☑Flat Percentage Match

(A)	Flat percentage match of 50% shall be allocated only to the “eligible” Participants described below:

All participants except employees covered by a collective bargaining agreement (International  Association of Machinists and Aerospace Workers, Sidney Lodge No. 1529 (Amphenol Sidney  Union); International Brotherhood of Electrical Workers, Local 2015 (Amphenol RF union); The  United Steelworkers, Local Union #9428 (TFC Union).

Limit on Non-Discretionary Matching Employer Contributions for the group of “eligible” Participants described above, if any:

(i)☑  Contributions in excess of 8% of the “eligible” Participant’s Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.

(ii)☐  Matching Employer Contributions for each “eligible” Participant for each Plan Year shall be limited to $    .

(B)	Flat percentage match of 50% shall be allocated only to the “eligible” Participants described below:

Effective 1/1/2023, a union employee at International Association of Machinists and Aerospace  Workers, Sidney Lodge No. 1529 (Amphenol Sidney Union).

Limit on Non-Discretionary Matching Employer Contributions for the group of “eligible” Participants described above, if any:

(i)☑  Contributions in excess of 4% of the “eligible” Participant’s Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.

(ii)☐  Matching Employer Contributions for each “eligible” Participant for each Plan Year shall be limited to $    .

(C)	Flat percentage match of 50% shall be allocated only to the “eligible” Participants described below:

Effective 1/1/2023, a union employee at The United Steelworkers, Local Union #9428 (TFC  Union).

Limit on Non-Discretionary Matching Employer Contributions for the group of “eligible” Participants described above, if any:

(i)☑  Contributions in excess of 4% of the “eligible” Participant’s Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.

Pre-Approved Defined Contribution Plan – 06/30/2020	PS Plan
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(ii)☐Matching Employer Contributions for each “eligible” Participant for each Plan Year shall be limited to $     .

(D)	Flat percentage match of 50% shall be allocated only to the “eligible” Participants described below:

Effective 1/1/2025, a union employee at International Brotherhood of Electrical Workers, Local  2015 (Amphenol RF union) hired or rehired on or after January 1, 2016.

Limit on Non-Discretionary Matching Employer Contributions for the group of “eligible” Participants described above, if any:

(i)☑  Contributions in excess of 6% of the “eligible” Participant’s Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.

(ii)☐  Matching Employer Contributions for each “eligible” Participant for each Plan Year shall be limited to $     .

(2)	☐ Tiered Match:
(A)	% of the first % of the “eligible” Participant’s Compensation contributed to the Plan,

      % of the next        % of the “eligible” Participant’s Compensation contributed to the Plan,

       % of the next       % of the “eligible” Participant’s Compensation contributed to the Plan shall be allocated only to the “eligible” Participants described below:

                  .

Limit on Non-Discretionary Matching Employer Contributions for the group of “eligible” Participants described above, if applicable:

(i)☐Matching Employer Contributions for each “eligible” Participant for each Plan Year shall be limited to $      .

Note: The group of “eligible” Participants identified above must be clearly defined in a manner that will not violate the definite predetermined allocation formula requirement of Treasury Regulation Section 1.401-1(b)(1)(ii).

Note: The group of “eligible” Participants benefiting under each match rate must satisfy the nondiscriminatory coverage requirements of Code Section 410(b) and the group to whom the match rate is effectively available must not substantially favor HCEs.

(3)☐       Employees covered by the following collective bargaining agreement(s) shall only receive Employer Matching Contributions to the extent so indicated within each such agreement:

(4)☐       Employees covered by the following collective bargaining agreement(s) shall receive Employer Matching Contributions indicated within each such agreement in addition to any other Employer Matching Contributions to which they would be entitled pursuant to Section 1.11 of this Adoption Agreement:

(5)	☐ Weighted Match

(A)☐Service Weighted Match:

Years of Vesting Service	Matching Percentage

Pre-Approved Defined Contribution Plan – 06/30/2020	PS Plan
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For this purpose, years of Vesting Service will be determined as of the beginning of the:

(i)☐Plan Year for which the Matching Employer Contribution is made.

(ii)☐Contribution Period for which the Matching Employer Contribution is made.

Note: The group of “eligible” Participants benefiting under each match rate must satisfy the nondiscriminatory coverage requirements of Code Section 410(b) and the group to whom the match rate is effectively available must not substantially favor HCEs.

(B)☐Age Weighted Match:

Age	Matching Percentage

For this purpose, age will be determined as of the beginning of the:

(i)☐Plan Year for which the Matching Employer Contribution is made.

(ii)☐Contribution Period for which the Matching Employer Contribution is made.

Note: The group of “eligible” Participants benefiting under each match rate must satisfy the nondiscriminatory coverage requirements of Code Section 410(b) and the group to whom the match rate is effectively available must not substantially favor HCEs.

(C)☐Age and Service Weighted Match:

Total Years of Age and Vesting Service	Matching Percentage

For this purpose, age and years of Vesting Service will be determined as of the beginning of the:

(i)☐Plan Year for which the Matching Employer Contribution is made.

(ii)☐Contribution Period for which the Matching Employer Contribution is made.

Note: The group of “eligible” Participants benefiting under each match rate must satisfy the nondiscriminatory coverage requirements of Code Section 410(b) and the group to whom the match rate is effectively available must not substantially favor HCEs.

Pre-Approved Defined Contribution Plan – 06/30/2020	PS Plan
85085-1732158717AA
© 2020 FMR LLC
All rights reserved.
6